SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________

  Date of Report (Date of earliest event reported) April 3, 2002
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


Pennsylvania                     0-10822                     25-1229323
(State of other jurisdiction (Commission File Number)       (IRS Employer
   of incorporation)                                      Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
      (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673

    ____________________________________________________________
   (Former name or former address, if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Incorporated today clarified that because of funding issues and development progress of the next generation device, the clinical trial for the Diasensorr noninvasive glucose monitor, which began at the Joslin Diabetes Center in Boston and is ongoing at 10 sites, will be suspended.
          Contrary to the Pittsburgh Post-Gazette headline of its April 2, 2002 article, BICO will not "scrap" the device altogether but rather chooses to put any additional funding toward the next generation device.BICO expects to file again with the FDA to conduct a new clinical trial for the smaller, less expensive model, the Diasensor
          3000, as soon as it is completed.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  April 3, 2002




     BICO CLARIFIES SUSPENSION OF DIASENSOR 2000 TRIAL
                  IN FAVOR OF NEWER MODEL

     Pittsburgh, PA - April 3, 2002 - BICO, Incorporated
(OTCBB:BIKO) today clarified that because of funding issues and development progress of the next generation device, the clinical trial for the Diasensorr 2000 noninvasive glucose monitor, which began at the Joslin Diabetes Center in Boston and is ongoing at 10 sites, will be suspended.

     Contrary to the Pittsburgh Post-Gazette headline of its April 2, 2002 article, BICO will not "scrap" the device altogether but rather chooses to put any additional funding toward the next generation device.

     BICO expects to file again with the FDA to conduct a new clinical trial for the smaller, less expensive model, the Diasensor 3000, as soon as it is completed.

     With funding, the Diasensor 3000, which can be calibrated to a patient in a few days instead of the 6 to 8 weeks currently required by the Diasensor 2000, could be ready for testing in the fourth quarter 2002. The
Diasensor 3000 is also significantly easier and less expensive to manufacture than the Diasensor 2000 requiring only hours instead of days. The cost to manufacture the Diasensor 3000 is expected to be less than half of the manufacturing cost for the Diasensor 2000.

     BICO has its corporate offices in Pittsburgh, PA and is involved in the development, manufacture, and marketing of biomedical devices and environmental solutions.


FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR    RELATIONS   NEWSLINE   NUMBER:   1.800.357.6204
www.bico.com